SUPPLEMENT TO THE PROSPECTUSES OF

Allspring Asset Allocation Fund
(the “Fund”)

At a meeting held on February 11, 2022, shareholders of the Fund approved new investment management and sub-advisory agreements that will replace the interim investment management and sub-advisory agreements that went into effect upon the closing of the sale of Wells Fargo Asset Management (the “Interim Agreements”). Effective immediately, all references in the prospectuses to the Interim Agreements are deleted.

February 14, 2022	AFR022/P501SP